UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

BANYAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Skokie Blvd

Suite 820

Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 757-3812
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	BYN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	BYN	New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 18, 2023, Banyan Acquisition Corporation (the “Company”) convened and then adjourned, without conducting any other business, the Company’s special meeting of stockholders (the “Special Meeting”) at which the Company’s stockholders will vote on, among other things, proposals to amend the Company’s amended and restated certificate of incorporation (the “Charter”) and trust agreement (the “Trust Agreement”) to extend the date by which the Company has to consummate a business combination (the “Extension Proposals”) from April 24, 2023 to December 24, 2023 (the “Proposed Extension”), and will reconvene the Special Meeting at April 21, 2023 at 10:00 a.m., Eastern time, via a virtual meeting live webcast at https://www.cstproxy.com/banyanacquisition/2023 (the same virtual location as the adjourned Special Meeting). The only proposal submitted for a vote of the stockholders at the Special Meeting was the approval of the adjournment of such meeting to a later date or dates (the “Adjournment Proposal”). The Extension Proposals and the Adjournment Proposal are described in greater detail in the definitive proxy statement of the Company, which was filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023, as supplemented by the additional definitive proxy materials filed on March 31, 2023, April 6, 2023, April 12, 2023, April 13, 2023 and April 17, 2023 (the “Extension Proxy Statement”). The Extension Proxy Statement was mailed on or about March 31, 2023 to the Company’s stockholders of record as of March 24, 2023. Stockholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

On April 18, 2023, the Company held the Special Meeting. On March 24, 2023, the record date for the Special Meeting, there were 31,395,000 shares of common stock of the Company entitled to be voted at the Special Meeting, 77.2% of which were represented in person or by proxy.

The Company’s stockholders approved the Adjournment Proposal by the votes set forth below:

For	Against	Abstain
22,306,203	2,364,051	0

Forms of Charter Amendment and Trust Amendment

A revised form of the proposed amendment to the Company’s Charter, to effect the Proposed Extension (the “Charter Amendment”) is attached hereto as Exhibit 99.1, which form clarifies that no additional funds will be deposited in the Company’s trust account in connection with the exercise of the Proposed Extension option. An updated form of the proposed amendment to the Trust Agreement, to effect the Proposed Extension (the “Trust Amendment”) is attached hereto as Exhibit 99.2, which form also clarifies that no additional funds will be deposited in the Company’s trust account in connection with the exercise of the Proposed Extension option. The foregoing changes are consistent with the existing description of the Charter Amendment and the Trust Amendment disclosure in the Extension Proxy Statement, and the forms of the Charter Amendment and the Trust Amendment attached hereto are hereby incorporated by reference herein (with all applicable references in the Extension Proxy Statement now referring to such forms).

If the Extension Proposals are approved at the reconvened Special Meeting, the Company expects to file the Charter Amendment in the form attached hereto as Exhibit 99.1 with the Secretary of State of Delaware, and to execute the Trust Amendment in the form attached hereto as Exhibit 99.2 with Continental Stock Transfer & Trust Company, as Trustee.

Participants in the Solicitation

The Company, Banyan Acquisition Sponsor LLC and the Company’s directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension Meeting. Important information regarding the Company’s directors and executive officers is available in its Extension Proxy Statement filed with the SEC on March 30, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Extension Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information

The Company has filed the Extension Proxy Statement with the SEC for the Extension Meeting to consider and vote upon the Extension Proposals and other matters and, beginning on or about March 31, 2023, mailed the Extension Proxy Statement and other relevant documents to its stockholders as of the March 24, 2023 record date for the Extension Meeting. The Company’s stockholders and other interested persons are advised to read the Extension Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Extension Meeting because these documents will contain important information about the Company, the Extension Proposals and related matters. Stockholders may also obtain a free copy of the Extension Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing your request to Morrow Sodali LLC by telephone by dialing (800) 662-5200 or (203) 658-9400 or by sending an email to BYN.info@investor.morrowsodali.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Updated Form of Proposed Charter Amendment.
99.2	Updated Form of Proposed Trust Amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2023	Banyan Acquisition Corporation

/s/ Keith Jaffee
Keith Jaffee
Chief Executive Officer